UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 443-1860

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Stockholders of Matinas BioPharma Holdings, Inc. (the “Company”) held on January 26, 2021 (the “Special Meeting”), our stockholders voted on the two proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on December 17, 2020 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1. At the Special Meeting our stockholders approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-15, with such reverse stock split to be effected at such ratio, time and date, if at all, as determined by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”). The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain
110,449,436	21,029,553	351,060

2. At the Special Meeting our stockholders approved the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain
110,084,391	21,248,603	497,055

Our Board has the discretion to determine, as it deems to be in the best interest of our stockholders, the specific ratio to be used within the range described above as well as the timing of a reverse stock split, if any. The Board may choose to exercise its discretion at any time prior to January 26, 2022, which is the first anniversary of its approval by our stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: January 27, 2021	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer

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